EXHIBIT 99.1
FOR IMMEDIATE RELEASE

FROM: MSA Safety Incorporated
Ticker: MSA (NYSE)
Media Relations Contact: Mark Deasy (412) 559-8154
Investor Relations Contact: Larry De Maria (917) 245-7463

MSA Safety Announces First Quarter 2026 Results

First Quarter 2026 Highlights
•Achieved quarterly net sales of $464 million, a 10% GAAP increase and a 3% organic increase year-over-year

•Generated GAAP operating income of $93 million, or 20.1% of sales, and adjusted operating income of $101 million, or 21.8% of sales

•Recorded GAAP net income of $71 million, or $1.83 per diluted share, and adjusted earnings of $77 million, or $1.99 per diluted share

•Returned a total of $71 million to shareholders via $50 million of share repurchases and $21 million of dividends; authorized a new $500 million share repurchase program

•Maintain a strong balance sheet and ample liquidity to support Accelerate strategy

PITTSBURGH, May 4, 2026 - Global safety equipment and solutions provider MSA Safety Incorporated (NYSE: MSA) today reported financial results for the first quarter of 2026.

"Our first quarter performance reflects the resilience of our diverse business, and a solid start to the year," said Steve Blanco, President and CEO of MSA Safety. "We continued to execute our Accelerate strategy and leverage the MSA Business System (MBS) to drive profitable growth, while navigating the current macroeconomic and geopolitical landscape. Strong operational execution in our Americas segment drove our sales and margin performance, more than offsetting short-term challenges in Europe and the Middle East, which are part of our International segment. The team remains focused on achieving our strategic commitments, serving our customers, and delivering on our mission."
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Financial Highlights
	Three Months Ended March 31,
(In millions, except per share data and percentages)	2026	2025	% Change (a)
Net Sales	$463.6	$421.3	10%
GAAP
Operating income	93.0	77.8	20%
% of Net sales	20.1%	18.5%	160 bps
Net income	71.3	59.6	20%
Diluted EPS	1.83	1.51	21%
Non-GAAP
Adjusted EBITDA	$115.9	$101.5	14%
% of Net sales	25.0%	24.1%	90 bps
Adjusted operating income	101.1	87.5	16%
% of Net sales	21.8%	20.8%	100 bps
Adjusted earnings	77.5	66.4	17%
Adjusted diluted EPS	1.99	1.68	18%
Free cash flow	65.1	51.0	28%
Free cash flow conversion	91%	86%
Americas Segment
Net sales	$325.2	$293.2	11%
GAAP operating income	95.8	76.5	25%
% of Net sales	29.4%	26.1%	330 bps
Adjusted operating income	98.1	78.7	25%
% of Net sales	30.2%	26.8%	340 bps
International Segment
Net sales	$138.4	$128.2	8%
GAAP operating income	12.5	17.3	(28)%
% of Net sales	9.0%	13.5%	(450) bps
Adjusted operating income	14.5	18.7	(22)%
% of Net sales	10.5%	14.6%	(410) bps
(a) Percentage change may not calculate exactly due to rounding.

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"The team delivered solid organic growth and profit pull-through in the first quarter, resulting in 18% adjusted EPS growth," stated Julie Beck, MSA Safety's Chief Financial Officer. "Our gross margin expansion reflects MBS-driven execution. The balance sheet and free cash flow generation remain strong, and we returned cash to shareholders. We announced a new $500 million share repurchase authorization in February and maintain an active M&A pipeline. Given the solid start to the year and our healthy order book, we are maintaining our mid-single-digit 2026 organic sales growth outlook. We also recognize the potential challenges posed by the volatile geopolitical and macroeconomic operating environment," Ms. Beck added.
The company returned a total of $71 million to shareholders via dividends of $21 million and executing $50 million of share repurchases, while investing $11 million in capital expenditures. MSA maintains a strong liquidity position with net debt at the end of the first quarter of $433 million. The company’s net leverage ratio was 0.9x at March 31, 2026. MSA's strong financial profile, including ample liquidity of $1.2 billion, continues to provide optionality around execution of strategic growth initiatives, including acquisitions.
Conference Call
MSA Safety will host a conference call on Tuesday, May 5, 2026, at 10:00 a.m. Eastern Time to discuss its first quarter 2026 results. The call and an accompanying slide presentation will be webcast at http://investors.msasafety.com/ under the “News and Events” tab, subheading “Events & Presentations.” Investors and interested parties can also dial into the call at 1-844-854-4415 (toll-free) or 1-412-902-6599 (international). When prompted, please instruct the operator to be joined into the MSA Safety Incorporated conference call. A replay of the conference call will be available at http://investors.msasafety.com/ shortly after the conclusion of the presentation and will be available for the next 90 days.

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MSA Safety Incorporated
Condensed Consolidated Statements of Income (Unaudited)
(In thousands, except per share amounts)

	Three Months Ended March 31,
	2026	2025

Net sales	$463,632	$421,340
Cost of products sold	244,051	227,945
Gross profit	219,581	193,395

Selling, general and administrative	107,684	93,965
Research and development	16,355	15,669
Restructuring charges	2,329	1,924
Currency exchange losses, net	199	4,076
Operating income	93,014	77,761

Interest expense	7,703	6,835
Other income, net	(7,681)	(7,023)
Total other expense (income), net	22	(188)

Income before income taxes	92,992	77,949
Provision for income taxes	21,723	18,344
Net income	$71,269	$59,605

Earnings per share attributable to common shareholders:
Basic	$1.83	$1.51
Diluted	$1.83	$1.51

Basic shares outstanding	38,859	39,334
Diluted shares outstanding	38,986	39,501

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MSA Safety Incorporated
Condensed Consolidated Balance Sheets (Unaudited)
(In thousands)

	March 31, 2026	December 31, 2025

Assets
Cash and cash equivalents	$180,158	$165,067
Trade receivables, net	325,011	306,452
Inventories	352,314	343,035
Other current assets	34,189	54,738
Total current assets	891,672	869,292

Property, plant and equipment, net	278,056	283,063
Prepaid pension cost	285,283	279,450
Goodwill	727,440	731,592
Intangible assets, net	291,991	299,127
Other noncurrent assets	89,544	91,850
Total assets	$2,563,986	$2,554,374

Liabilities and shareholders' equity
Notes payable and current portion of long-term debt, net	$8,074	$8,225
Accounts payable	118,348	110,775
Other current liabilities	154,845	170,211
Total current liabilities	281,267	289,211

Long-term debt, net	605,075	572,709
Pensions and other employee benefits	141,788	143,834
Deferred tax liabilities	127,000	127,540
Other noncurrent liabilities	53,496	54,068
Total shareholders' equity	1,355,360	1,367,012
Total liabilities and shareholders' equity	$2,563,986	$2,554,374

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MSA Safety Incorporated
Condensed Consolidated Statements of Cash Flows (Unaudited)
(In thousands)

	Three Months Ended March 31,
	2026	2025

Net income	$71,269	$59,605
Depreciation and amortization	18,352	16,251
Change in working capital and other operating	(13,934)	(14,023)
Cash flow from operating activities	75,687	61,833

Capital expenditures	(10,587)	(10,784)
Property disposals and other investing	34	18
Cash flow used in investing activities	(10,553)	(10,766)

Change in debt	33,760	(7,466)
Cash dividends paid	(20,561)	(20,033)
Company stock purchases under repurchase program	(50,447)	(9,996)
Other financing	(9,975)	(8,117)
Cash flow used in financing activities	(47,223)	(45,612)

Effect of exchange rate changes on cash, cash equivalents and restricted cash	(2,568)	743

Increase in cash, cash equivalents and restricted cash	$15,343	$6,198

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MSA Safety Incorporated
Sales by Product Group (Unaudited)
(In thousands, except percentages)

Three Months Ended March 31, 2026	Consolidated		Americas		International
	Dollars	Percent	Dollars	Percent	Dollars	Percent
Detection(a)	$180,842	39%	$123,975	38%	$56,867	41%
Fire Service(b)	159,271	34%	116,092	36%	43,179	31%
Industrial PPE and Other(c)	123,519	27%	85,171	26%	38,348	28%
Total	$463,632	100%	$325,238	100%	$138,394	100%

Three Months Ended March 31, 2025	Consolidated		Americas		International
	Dollars	Percent	Dollars	Percent	Dollars	Percent
Detection(a)	$161,070	38%	$109,891	37%	$51,179	40%
Fire Service(b)	150,616	36%	105,907	36%	44,709	35%
Industrial PPE and Other(c)	109,654	26%	77,362	27%	32,292	25%
Total	$421,340	100%	$293,160	100%	$128,180	100%
(a) Detection includes Fixed Gas and Flame Detection and Portable Gas detection. Detection includes sales from M&C TechGroup Germany GmbH and its affiliated companies ("M&C"), acquired by the Company, from May 6th, 2025, onward (Americas and International).
(b) Fire Service includes Breathing Apparatus and Firefighter Helmets and Protective Apparel.
(c) Industrial PPE and Other includes Industrial Head Protection, Fall Protection and Non-Core.

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MSA Safety Incorporated
Reconciliation of Non-GAAP Financial Measures
Organic sales change (Unaudited)

Consolidated

	Three Months Ended March 31, 2026
	Detection(a)	Fire Service(b)	Industrial PPE and Other(c)	Net Sales
GAAP reported sales change	12%	6%	13%	10%
Currency translation effects	(3)%	(3)%	(6)%	(4)%
Less: Acquisitions	(9)%	—%	—%	(3)%
Organic sales change	—%	3%	7%	3%

Americas Segment

	Three Months Ended March 31, 2026
	Detection(a)	Fire Service(b)	Industrial PPE and Other(c)	Net Sales
GAAP reported sales change	13%	10%	10%	11%
Currency translation effects	(1)%	(1)%	(4)%	(2)%
Less: Acquisitions	(5)%	—%	—%	(2)%
Organic sales change	7%	9%	6%	7%

International Segment

	Three Months Ended March 31, 2026
	Detection(a)	Fire Service(b)	Industrial PPE and Other(c)	Net Sales
GAAP reported sales change	11%	(3)%	19%	8%
Currency translation effects	(6)%	(8)%	(9)%	(7)%
Less: Acquisitions	(18)%	—%	—%	(8)%
Organic sales change	(13)%	(11)%	10%	(7)%
(a) Detection includes Fixed Gas and Flame Detection and Portable Gas Detection. Detection includes sales from M&C, acquired by the Company, from May 6th, 2025, onward (Americas and International).
(b) Fire Service includes Breathing Apparatus and Firefighter Helmets and Protective Apparel.
(c) Industrial PPE and Other includes Industrial Head Protection, Fall Protection and Non-Core.
Management believes that organic sales change is a useful metric for investors, as foreign currency translation, acquisitions and divestitures can have a material impact on sales change trends. Organic sales change highlights ongoing business performance excluding the impact of fluctuating foreign currencies, acquisitions and divestitures. There can be no assurances that MSA's definition of organic sales change is consistent with that of other companies. As such, management believes that it is appropriate to consider sales change determined on a GAAP basis in addition to this non-GAAP financial measure.

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MSA Safety Incorporated
Reconciliation of Non-GAAP Financial Measures
Adjusted operating income (Unaudited)
Adjusted EBITDA (Unaudited)
(In thousands)

	Three Months Ended March 31,
	2026	2025

Adjusted EBITDA from reportable segments	$127,399	$111,137
Less:
Depreciation and amortization	14,742	13,736
Adjusted operating income from reportable segments	112,657	97,401
Less:
Corporate expenses	11,536	9,899
Adjusted operating income	101,121	87,502
Less:
Currency exchange losses, net	199	4,076
Restructuring charges	2,329	1,924
Acquisition-related amortization	3,392	2,286
Transaction costs (a)	2,187	1,455
GAAP operating income	93,014	77,761
Less:
Interest expense	7,703	6,835
Other income, net	(7,681)	(7,023)
Income before income taxes	92,992	77,949
Provision for income taxes	21,723	18,344
Net income	$71,269	$59,605
(a) Transaction costs include advisory, legal, accounting, valuation, and other professional or consulting fees incurred during our evaluation of or in connection with acquisitions and divestitures. These costs are included in selling, general and administrative expense in the unaudited Condensed Consolidated Statements of Income.

Adjusted operating income, adjusted operating margin, adjusted earnings before interest, taxes, depreciation and amortization (EBITDA) and adjusted EBITDA margin are non-GAAP financial measures and operating ratios derived from non-GAAP measures. Adjusted operating income is defined as operating income excluding currency exchange gains / losses, restructuring charges, acquisition-related amortization, and transaction costs. Adjusted operating margin is defined as adjusted operating income divided by net sales to external customers. Adjusted EBITDA is defined as adjusted operating income plus depreciation and amortization, and adjusted EBITDA margin is defined as adjusted EBITDA divided by net sales to external customers. These metrics are consistent with how management evaluates segment results and makes strategic decisions about the business. Additionally, these non-GAAP financial measures provide information useful to investors in understanding our operating performance and trends, and to facilitate comparisons with the performance of our peers. Adjusted operating income, adjusted operating margin, adjusted EBITDA and adjusted EBITDA margin are not recognized terms under GAAP, and therefore do not purport to be alternatives to operating income or operating margin as a measure of operating performance. The company's definition of adjusted operating income, adjusted operating margin, adjusted EBITDA and adjusted EBITDA margin may not be comparable to similarly titled measures of other companies. As such, management believes that it is appropriate to consider operating income and net income determined on a GAAP basis in addition to these non-GAAP measures.

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MSA Safety Incorporated
Reconciliation of Non-GAAP Financial Measures
Adjusted earnings (Unaudited)
Adjusted diluted earnings per share (Unaudited)
(In thousands, except per share amounts and percentages)

	Three Months Ended March 31,
	2026	2025	% Change

Net income	$71,269	$59,605	20%

Currency exchange losses, net	199	4,076
Restructuring charges	2,329	1,924
Acquisition-related amortization	3,392	2,286
Transaction costs (a)	2,187	1,455
Asset related losses	160	8
Income tax expense on adjustments	(2,084)	(2,916)
Adjusted earnings	$77,452	$66,438	17%

Adjusted diluted earnings per share	$1.99	$1.68	18%

Diluted shares outstanding	38,986	39,501
(a)Transaction costs include advisory, legal, accounting, valuation, and other professional or consulting fees incurred during our evaluation of or in connection with acquisitions and divestitures. These costs are included in Selling, general and administrative expense in the unaudited Condensed Consolidated Statements of Income.

Management believes that adjusted earnings and adjusted diluted earnings per share are useful measures for investors, as management uses these measures to internally assess the company’s performance and ongoing operating trends. There can be no assurances that additional special items will not occur in future periods, nor that MSA's definition of adjusted earnings is consistent with that of other companies. As such, management believes that it is appropriate to consider both net income determined on a GAAP basis as well as adjusted earnings.

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MSA Safety Incorporated
Reconciliation of Non-GAAP Financial Measures
Debt to adjusted EBITDA / Net debt to adjusted EBITDA (Unaudited)
(In thousands)

Twelve Months Ended March 31,
2026
Operating income	$387,071
Depreciation and amortization	59,319
Currency exchange losses, net	11,924
Restructuring charges	4,302
Acquisition-related amortization	13,721
Transaction costs (a)	11,199
Adjusted EBITDA	$487,536

Total end-of-period debt	613,149

Debt to adjusted EBITDA	1.3

Total end-of-period debt	$613,149
Total end-of-period cash and cash equivalents	180,158
Net debt	$432,991

Net debt to adjusted EBITDA	0.9
(a) Transaction costs include advisory, legal, accounting, valuation, and other professional or consulting fees incurred during our evaluation of or in connection with acquisitions and divestitures. These costs are included in Selling, general and administrative expense in the unaudited Condensed Consolidated Statements of Income.

Management believes that Debt to adjusted EBITDA and Net debt to adjusted EBITDA are useful measures for investors, as management uses these measures to internally assess the company’s liquidity and balance sheet strength. There can be no assurances that that MSA's definition of Debt to adjusted EBITDA and Net debt to adjusted EBITDA is consistent with that of other companies.

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About MSA Safety:
MSA Safety Incorporated (NYSE: MSA) is the global leader in advanced industrial safety technology products and solutions. Driven by its singular mission of safety, the Company has been at the forefront of safety innovation since 1914, protecting workers and facility infrastructure around the world across a broad range of diverse end markets while creating sustainable value for shareholders. With 2025 revenues of $1.9 billion, MSA Safety is headquartered in Cranberry Township, Pennsylvania and employs a team of approximately 5,300 associates across its more than 40 international locations. For more information, please visit www.MSASafety.com.
Cautionary Statement Regarding Forward-Looking Statements:
Except for historical information, certain matters discussed in this press release may be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to future events or our future financial performance and involve various assumptions, known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. In some cases, you can identify forward-looking statements by words such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential” or other comparable words. Actual results, performance or outcomes may differ materially from those expressed or implied by these forward-looking statements and may not align with historical performance and events due to a number of factors, including those discussed in the sections of our annual report on Form 10-K entitled “Cautionary Statement Regarding Forward-Looking Statements” and “Risk Factors,” and those discussed in our Form 10-Q quarterly reports filed after such annual report. MSA’s SEC filings are readily obtainable at no charge at www.sec.gov, as well as on its own investor relations website at http://investors.MSAsafety.com. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements, and caution should be exercised against placing undue reliance upon such statements, which are based only on information currently available to us and speak only as of the date hereof. We are under no duty to update publicly any of the forward-looking statements after the date of this earnings press release, whether as a result of new information, future events or otherwise, except as required by law.
Non-GAAP Financial Measures:
This press release includes certain non-GAAP financial measures. These financial measures include organic sales change, adjusted operating income, adjusted operating margin, adjusted EBITDA, adjusted EBITDA margin, adjusted earnings, adjusted earnings per diluted share, debt to adjusted EBITDA, and net debt to adjusted EBITDA. These non-GAAP financial measures provide information useful to investors in understanding our operating performance and trends, and to facilitate comparisons with the performance of our peers. Management also uses these measures internally to assess and better understand our underlying business performance and trends related to core business activities. The non-GAAP financial measures and key performance indicators we use, and computational methods with respect thereto, may differ from the non-GAAP financial measures and key performance indicators, and computational methods, that our peers use to assess their performance and trends.

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The presentation of these non-GAAP financial measures does not comply with U.S. generally accepted accounting principles ("GAAP"). These non-GAAP financial measures should be viewed as supplemental in nature, and not as a substitute for, or superior to, our reported results prepared in accordance with GAAP. When non-GAAP financial measures are disclosed, the Securities and Exchange Commission's Regulation G requires: (i) the presentation of the most directly comparable financial measure calculated and presented in accordance with GAAP and (ii) a reconciliation of the differences between the non-GAAP financial measure presented and the most directly comparable financial measure calculated and presented in accordance with GAAP. For an explanation of these measures, with a reconciliation to the most directly comparable GAAP financial measure, see the Reconciliation of GAAP Financial Measures to Non-GAAP Financial Measures in the financial tables section above.
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